                        INCENTIVE STOCK OPTION AGREEMENT
                     UNDER THE HCC INSURANCE HOLDINGS, INC.
                          2001 FLEXIBLE INCENTIVE PLAN


         This STOCK OPTION AGREEMENT (the "Agreement") is made and entered into effective as of the date of grant as set forth on the signature page below by and between HCC INSURANCE HOLDINGS, INC., a Delaware corporation (the "Company"), and the undersigned employee (the "Employee").

                                   WITNESSETH:

         WHEREAS, the Board of Directors of the Company, with the approval and authorization of the shareholders thereof, has resolved that the interests of the Company will be advanced by encouraging and enabling certain of its employees, directors and consultants and certain employees of its Subsidiaries (as such term is defined in the Plan) to acquire proprietary shares in the Company, thus providing them with a more direct concern in the welfare of the Company and the Subsidiaries and assuring a closer identification of their interests with those of the Company and the Subsidiaries; and

         WHEREAS, the Board of Directors believes that the acquisition of such an interest in the Company will stimulate the endeavors of such employees, directors and consultants on behalf of the Company and the Subsidiaries and strengthen their desire to remain with the Company and the Subsidiaries; and

         WHEREAS, the Employee above referenced is one of such individuals.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

         1. Option to Purchase. The Company hereby grants to the Employee as a matter of separate inducement and agreement in connection with such Employee's employment by the Company or the Subsidiaries, and not in lieu of any salary or other compensation for such Employee's services, the right and option to purchase, at the time and on the terms and conditions hereinafter set forth, that number of shares of the presently authorized Common Stock of the Company at the per-share purchase price set forth on the signature page of this Agreement.

         2. The Plan. The option provided for in this Agreement is granted pursuant to the HCC Insurance Holdings, Inc. 2001 Flexible Incentive Plan (the "Plan") as of the date of grant specified on the signature page of this Agreement (the "Date of Grant"). The terms and provisions of such Plan are incorporated herein by reference and, except to the extent expressly provided by the Plan, in the event of any conflict between the terms and provisions of this Agreement and those of the Plan, the terms and provisions of the Plan, including without limitation, those with respect to the powers of the administrative committee appointed thereunder (hereinafter referred to as the "Committee"), shall prevail and be controlling. All capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.




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

         3. Term of Option. This option shall continue until 11:59 p.m. Houston time on the date of expiration specified on the signature page of this Agreement (the "Date of Expiration"), except and to the extent that such term may be reduced as provided in Paragraphs 6 and 11 hereof; provided, however, that if any termination date provided for herein shall fall on a Saturday, Sunday, or legal holiday, then such termination date shall be deemed to be the first normal business day of the Company, at its office specified in Paragraph 18 hereof, before such Saturday, Sunday, or legal holiday.

         4. Vesting. Except as otherwise provided herein, this option shall be exercisable on or prior to the Date of Expiration, and only to the extent of shares that have vested in accordance with the vesting schedule set forth on the signature page of this Agreement. The Employee's right to exercise the option granted hereunder accrues only in accordance with the preceding sentence and, except as otherwise provided herein, only to the extent that the Employee remains in the continuous employ of the Company or the Subsidiaries. This option shall be exercisable during the lifetime of the Employee only by the Employee. In the event of the Employee's death during the Employee's employment with the Company or its Subsidiaries and the unexpired term of this option, this option shall vest in full and become exercisable to the full extent of this option as of the date of the Employee's death. In no event may the Employee or any person exercising this option pursuant to Paragraph 6(e) hereof exercise this option (before or after any adjustment or substitution pursuant to Paragraph 10, 11, or 12 hereof) for a fraction of a share.

         5. Manner of Exercise.

            (a) Subject to the terms hereof, the option granted hereby may be exercised by delivering to the Treasurer of the Company or his designee at any time prior to the Date of Expiration a written notice specifying the number of vested shares the Employee then desires to purchase.

            (b) The Employee shall deliver to the Treasurer of the Company or his designee a cashier's check payable in United States currency (unless a personal check shall be acceptable to such officer) to the order of the Company for an amount equal to the purchase price for such number of shares; or, certificates for Common Stock of the Company (provided such Common Stock has been held by the Employee for such period of time, if any, as is required by the Committee), valued at the Fair Market Value of such Common Stock on the date of exercise of this option or a combination of both, as payment of all or any portion of the option price for such number of shares. The check or, if applicable, the certificates, shall be accompanied by such other instruments or agreements duly signed by the Employee as in the opinion of counsel for the Company may be necessary or advisable in order that the issuance of such number of shares comply with applicable rules and regulations under the Securities Act of 1933, as amended (the "Act"), any appropriate state securities laws, or any requirement of any national securities exchange on which such stock may be traded. As soon as practicable after any such exercise of the option in whole or in part by the Employee, the Company will deliver to the Employee a certificate for the number of shares with respect to which the option shall have been so exercised, issued in the Employee's name. Such stock certificate shall carry such restrictive legend, and such written instructions shall be given to the Company's transfer agent, as the Company may deem necessary or advisable for any purpose,



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

         including, without limitation, compliance with the requirements of the Act or any state securities laws.

         6. Termination of Employment.

            (a) In the event the employment of the Employee is terminated for any reason other than death, Disability, Retirement, voluntary termination Without Good Reason (as hereinafter defined), or for cause (as determined by the Committee in its sole and absolute discretion), then the Employee shall have the right at any time within ninety (90) days after the termination of such employment or, if shorter, during the unexpired term of this option, to exercise this option for the full number of shares or any portion thereof, except as to the issuance of fractional shares, but only to the extent this option was otherwise exercisable in accordance with Paragraph 4 hereof on the date of such cessation of employment.

            (b) In the event the employment of the Employee is terminated for cause (which determination shall be made in the sole and absolute discretion of the Committee), the Employee shall have the right at any time within ten (10) days after the termination of such employment or, if shorter, during the unexpired term of this option, to exercise this option for the full number of shares not previously exercised or any portion thereof, except as to the issuance of fractional shares, but only to the extent this option was otherwise exercisable in accordance with Paragraph 4 hereof as of the date of such termination of employment for cause.

            (c) In the event the employment of the Employee is terminated by reason of Disability, then the Employee shall have the right at any time within one year after the termination of such employment or, if shorter, during the unexpired term of this option, to exercise this option for the full number of shares not previously exercised or any portion thereof, except as to the issuance of fractional shares, to the full extent of this option.

            (d) In the event of the death of the Employee while in the employ of the Company or the Subsidiaries or within ninety (90) days after the date Employee ceases to be an employee of the Company or the Subsidiary (or within such lesser period as may be specified in Paragraphs 6(b) and 6(e) hereof, as applicable), this option may be exercised for the full number of shares not previously exercised, or any portion thereof, except as to the issuance of fractional shares, but only to the extent this option was otherwise exercisable in accordance with Paragraph 4 hereof as of the date of Employee's death, at any time within one year from the date of death of the Employee or within the unexpired term of this option, whichever is shorter, by the person or persons to whom the Employee's rights under this option shall pass by the Employee's will or by the laws of descent and distribution, whichever is applicable.

            (e) In the event the Employee voluntarily terminates employment Without Good Reason (as hereinafter defined), the Employee shall have the right at any time within ten (10) days after the termination of such employment or, if shorter, during the unexpired term of this option, to exercise this option for the full number of shares not previously exercised or any portion thereof, except as to the issuance of fractional shares, but only to the extent this option was otherwise exercisable in accordance with Paragraph 4 hereof as of the date of such voluntary termination of employment. For purposes of this Section, "Without Good Reason" means the Employee's voluntary termination of employment for any reason and in any circumstance other than (x) the Employee's termination of employment for Good Reason (as defined in Paragraph 11(b)(ii)(B)) after a Change of Control or (y) the Employee's voluntary termination of employment within sixty (60) days after the occurrence of any of the following events:

                  (i) A reduction in excess of 20% in any one calendar year of the Employee's total base salary;

                  (ii) A significant reduction in the Employee's entitlement to any employee benefits (other than a reduction in benefits which is required by applicable law or that applies in substantially the same manner to all similarly situated employees);

                  (iii) A relocation of the Employee to any place exceeding the distance of one hundred (100) miles from the place to which the Employee customarily reported prior to such relocation (other than reasonably required, temporary business travel); or

                  (iv) The failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company (unless this Agreement would otherwise terminate prior to or in connection with the event resulting in such succession or assignment).

            (f) In the event the Employee voluntarily terminates employment within sixty (60) days after the occurrence of any of the events set forth in Paragraph 6 (e) (y) hereof, then the Employee shall have the right at any time within ninety (90) days after the termination of such employment, or if shorter, during the unexpired term of this option, to exercise this option for the full number of shares not previously exercised or any portion thereof, except as to the issuance of fractional shares, but only to the extent this option was otherwise exercisable in accordance with Paragraph 4 hereof on the date of such cessation of employment.

            (g) In the event of the termination of the Employee's employment on or after the attainment of age 65 (or such other age as is permitted for the Employee by the Committee in its sole discretion) and provided Employee does not engage in full time employment with any other entity ("Retirement"), the Employee shall have the right at any time within one year after such Retirement or, if shorter, during the unexpired term of this option, to exercise this option for the full number of shares not previously exercised or any portion thereof, except as to the issuance of fractional shares, but only to the extent this option was otherwise exercisable in accordance with Paragraph 4 hereof as of the date of exercise.

         7. Shares Issued. Shares to be issued on the exercise of this option may, at the election of the Company, be either authorized and unissued shares, or shares previously issued and reacquired by the Company.




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

         8. Delivery of Certificates. The Company shall not be required to issue or deliver any certificates for shares purchased upon the exercise of this option prior to: (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable; (ii) the completion of any registration or other qualification of such shares under any state or federal law or ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable; and (iii) the determination by the Committee that the Employee has tendered to the Company any federal, state or local tax owed by Employee as a result of exercising this option when the Company has a legal liability to satisfy such tax. In addition, if shares reserved for issuance upon the exercise of this option shall not then be registered under the Act, the Company may, upon Employee's exercise of this option, require Employee or his permitted transferee to represent in writing that the shares being acquired are for investment and not with a view to distribution, and may mark the certificate for the shares with a legend restricting transfer and may issue stop transfer orders relating to such certificate to the Company's transfer agent.

         9. Taxes. In connection with the exercise of the option by the Employee and, as a condition to the Company's obligation to deliver shares upon exercise of the option, the Employee shall make arrangements satisfactory to the Committee to insure that the amount of the federal withholding tax, if any, required to be withheld with respect to delivery of the shares is made available by the Employee for timely payment of the tax by the Company to the United States Government.

         10. Certain Adjustments. In the event that, prior to the delivery of all of the shares in respect to which this option is granted, there shall be any change in the outstanding Common Stock of the Company, through recapitalization, reclassification, stock dividend, stock split, amendment to the Company's Certificate of Incorporation or reverse stock split, an appropriate and proportionate adjustment shall be made in the number and/or kind of securities allocated to the option hereby granted, without change in the aggregate purchase price applicable to the unexercised portion of the option, but with a corresponding adjustment in the number and price for each share covered by the option. Such adjustments shall be made by the Committee, whose determination in the matter shall be conclusive and binding on the Company, the Employee and the Employee's legal representative.

         11. Reorganization.

             (a) In the event that, prior to the delivery of all the shares in respect of which this option is granted, a Reorganization of the Company shall occur, as defined in Section 2.3 of the Plan:

                  (i) If provision be made in writing in connection with the
             Reorganization for the assumption and continuance of the option hereby granted, or the substitution for such option of a new option covering the shares of the successor employer corporation, with appropriate adjustment as to the number and kind of shares and prices, the option hereby granted, or the new option substituted therefor, as the case may be, shall continue in the manner and under the terms provided.




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

                  (ii) In the event provision is not made in connection with a
             Reorganization for the continuance and assumption of the option granted under the Plan or for the substitution of an option covering the shares of the successor employer corporation, then the Employee shall be entitled, prior to the effective date of any such reorganization and notwithstanding the provisions of Paragraph 4 hereof (except as to the issuance of fractional shares), to purchase the full number of shares not previously exercised under such option, without regard to the determination as to the periods and installments of exercisability made pursuant to the Plan if (and only if) such option has not at that time expired or been terminated.

         (b) In the event that, prior to the delivery of all the shares in respect of which this option is granted, a Change of Control of the Company shall occur, as defined in Section 2.3 of the Plan, other than a Change of Control which is a Reorganization described in Paragraph 11(a)(ii) hereof, then, notwithstanding the provisions of Paragraph 4 hereof (except as to the issuance of fractional shares), the Employee shall be entitled to purchase the full number of shares not previously exercised under this option, without regard to the determination as to the period and installments of exercisability made pursuant to the Plan if (and only if):

                  (i) such option has not at that time expired or been
             terminated; and

                  (ii) the employment of the Employee is terminated (x) by the
             Company Without Cause (as hereafter defined) within one year after the Change of Control or (y) by the Employee for Good Reason (as hereafter defined) within six months after the Change of Control. The term of this option shall not be affected by a Change of Control, provided, however, that upon termination of employment, including a termination of employment following a Change of Control, the period for exercising this option shall be as provided in Paragraph 6 hereof. For purposes of this Paragraph:

                       (A) "Without Cause" means the termination of the
                  Employee's employment for any reason other than:

                            (I) material dishonesty which is not the result of
                       an inadvertent or innocent mistake of the Employee with respect to the Company or any of its Subsidiaries;

                            (II) willful misfeasance or nonfeasance of duty by
                       the Employee intended to injure or have the effect of injuring in a material fashion the reputation, business, or business relationships of the Company or any of its Subsidiaries; or

                            (III) the Employee's conviction of any felony, any
                       crime involving moral turpitude, or any crime other than a vehicular offense which has a material adverse effect on the Company or any of its Subsidiaries.

                       (B) "Good Reason" means the termination of the Employee's
                  employment within sixty (60) days after the occurrence of any of the following events:

                            (I) a material alteration in the nature or status of
                       the Employee's title, duties or responsibilities, or the assignment of duties or responsibilities inconsistent with the Employee's status, title, or other duties and responsibilities;

                            (II) a reduction in excess of 20% in any one
                       calendar year of the Employee's total base salary;

                            (III) a significant reduction in the Employee's
                       entitlement to any employee benefits (other than a reduction in benefits which is required by applicable law);

                            (IV) the relocation of the Employee to any place
                       exceeding a distance of one hundred (100) miles from the place to which the Employee customarily reported prior to the Change of Control (other than reasonably required, temporary business travel); or

                            (V) the failure by the Company to obtain the
                       assumption of this Agreement by any successor or assign of the Company (unless this Agreement would otherwise terminate prior to or in connection with the event resulting in such succession or assignment).

              (c) All adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive on the Company, the Employee and the Employee's legal representatives.

      12. Merger or Consolidation. In the event that, prior to the delivery of all of the shares in respect to which this option is granted, there shall be a merger or consolidation of the Company in which the Company is the surviving corporation and, if as a result thereof, outstanding shares of Common Stock of the Company are changed, converted or exchanged, then there shall be substituted for each share of stock subject to the option granted hereby the number, kind or amount of shares of stock or other securities or cash, property, rights or obligations into which the outstanding shares of Common Stock of the Company shall be so changed, converted or exchanged as a result of such merger or consolidation. In the case of any such substitution or adjustment as provided in this paragraph, the option price referred to in this Agreement for the shares covered hereby shall be the option price for the shares or other securities or cash, property, rights or obligations which shall have been substituted for the shares covered hereby or to which such shares shall have been adjusted. Any adjustment or substitutions pursuant to this paragraph shall be made by the Committee, whose determination in the matter shall be conclusive and binding on the Company, the Employee and his legal representatives.

         13. Forfeiture of Option Gain. The purpose of the Plan is to attract, retain and reward employees; to increase stock ownership and identification with the Company's interests; and to provide incentive for remaining with and enhancing the value of the Company and its Subsidiaries over the long-term. The Employee hereby acknowledges that in the course of employment with the Company, the Employee will be provided access to certain confidential and proprietary information and knowledge relating to the operation, products, and services of the Company and the Subsidiaries and will be trained and instructed in the unique business methods of the Company and the Subsidiaries. The Employee further acknowledges that in the course of employment with the Company, the Employee will be entrusted with customer lists, financial information, and other confidential information regarding the Company's and the Subsidiaries' financial performance, shareholders, business plans, product development, product and system configurations, and other business methods and functions considered proprietary by the Company. As consideration for the above described training and access to confidential information and for the grant of this option, the Employee hereby agrees to the following:

                  (a) If, at any time within (x) the term of the Option or (y) within one year after termination of the Employee's employment with the Company and all Subsidiaries or (z) within one year after the Employee exercises any portion of the Option, whichever is the latest to occur, the Employee engages in any activity IN COMPETITION WITH ANY ACTIVITY OF THE COMPANY (OR ITS SUBSIDIARIES), or inimical, contrary or harmful to the interests of the Company (or its Subsidiaries), including, but not limited to:

                  (i) conduct related to the Employee's employment for which either criminal or civil penalties may be sought against the Employee;

                  (ii) violation of the policies of the Company, including,
              without limitation, the Company's insider trading policy;

                  (iii) disclosing or misusing any confidential information or material concerning the Company;

                  (iv) participating in a hostile takeover attempt;

                  (V) DIRECTLY OR INDIRECTLY OWNING, MANAGING, OPERATING,
              CONTROLLING, INVESTING, OR ACQUIRING AN INTEREST IN, OR OTHERWISE ENGAGING OR PARTICIPATING (WHETHER ALONE OR WITH ANY OTHER PERSON OR ENTITY AS A PROPRIETOR, PARTNER, STOCKHOLDER, MEMBER, DIRECTOR, OFFICER, EMPLOYEE, JOINT VENTURER, INVESTOR, CONSULTANT, AGENT, SALES REPRESENTATIVE, BROKER OR OTHER PARTICIPANT) IN ANY COMPETITIVE BUSINESS (AS HEREAFTER DEFINED) OPERATING IN, OR SOLICITING BUSINESS FROM, THE COMPANY'S MARKET (AS HEREAFTER DEFINED), WITHOUT REGARD TO WHETHER (A) THE COMPETITIVE BUSINESS HAS ITS OFFICE OR OTHER BUSINESS FACILITIES WITHIN THE COMPANY'S MARKET, (B) ANY OF THE ACTIVITIES OF THE EMPLOYEE REFERRED TO ABOVE OCCUR OR ARE PERFORMED WITHIN THE COMPANY'S MARKET, OR (C) THE EMPLOYEE RESIDES, OR REPORTS TO AN OFFICE OR OTHER PLACE OF BUSINESS, WITHIN THE COMPANY'S MARKET;




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

                  (vi) (A) directly or indirectly diverting or attempting to divert business with respect to which the Employee had contact or special knowledge from the Company and/or the Subsidiaries; (B) calling on, soliciting, or attempting to solicit any business with respect to which the Employee had contact or special knowledge away from the Company and/or the Subsidiaries; or (C) otherwise dealing with any account or customer of the Company and/or the Subsidiaries with respect to any products or services provided by the Company and/or the Subsidiaries during the period when the Employee was employed by the Company or the Subsidiaries if the Employee had contact or special knowledge with respect to the account or customer and the product or service;

                  (vii) requesting, inducing, or attempting to induce anywhere in the world any customer, distributor, broker, agent, or supplier of the Company and/or any of the Subsidiaries or any other person or entity doing business with the Company and/or any of the Subsidiaries, to limit, curtail, or cancel its business with the Company and/or the Subsidiaries or not to do business with the Company and/or the Subsidiaries; provided the Employee had contact with or special knowledge of such customer, distributor, broker, agent, supplier, or other person or entity during the period when the Employee was employed by the Company and/or the Subsidiaries;

                  (viii) requesting, inducing, or attempting to induce anywhere in the world any employee, consultant, advisor, or agent of the Company and/or any of the Subsidiaries to terminate or limit his or her relationship with the Company and/or the Subsidiaries or not to enter into any such relationship; and

                  (ix) making any statement (orally or in writing) about the
              Company and/or any Subsidiary or any service or product of the Company and/or the Subsidiaries which statement is false and may reasonably be expected to be detrimental to the Company and/or the Subsidiaries;

then (xx) this option shall terminate effective as of the date on which the Employee engages in such activity, unless terminated sooner by operation of another term or condition of this Agreement or the Plan and (yy) any option gain realized by the Employee from exercising all or a portion of the option, or such lesser amount as shall be determined to be the maximum reasonable and enforceable amount by a court or arbitrator, shall be paid by the Employee to the Company. FOR PURPOSES OF THIS AGREEMENT, "COMPETITIVE BUSINESS" MEANS ANY PERSON OR ENTITY ENGAGED IN A BUSINESS THAT PRODUCES ANY OF THE PRODUCTS OR PERFORMS ANY OF THE SERVICES COMPRISING, IN WHOLE OR IN PART, THE BUSINESS OF THE COMPANY AND THE SUBSIDIARIES AND ANY PREDECESSORS OR SUCCESSORS OF EITHER BEING CONDUCTED DURING THE TERM OF THIS AGREEMENT AND/OR ON THE DATE OF THE EMPLOYEE'S TERMINATION OF EMPLOYMENT WITH THE COMPANY AND THE SUBSIDIARIES. FOR PURPOSES OF THIS AGREEMENT, "COMPANY'S MARKET" MEANS ANY GEOGRAPHIC REGION IN WHICH THE EMPLOYEE CONDUCTED OR DEVELOPED ANY BUSINESS ON BEHALF OF THE COMPANY AND/OR THE SUBSIDIARIES WHILE THE EMPLOYEE WAS EMPLOYED BY THE COMPANY AND/OR THE SUBSIDIARIES.

              (b) By accepting this Agreement, the Employee consents to a deduction from any amounts the Company (and the Subsidiaries) owe the Employee from time to time

      (including amounts owed to the Employee as wages or other compensation, fringe benefits, or vacation pay) to the extent of the amounts the Employee owes the Company under this Paragraph. Without regard to whether the Company elects to make any set-off in whole or in part, if the Company does not recover by means of set-off the full amount owed to it by the Employee, calculated as set forth above, the Employee agrees to pay immediately the unpaid balance to the Company.

              (c) The Employee may be released in whole or in part from the obligations under this Paragraph only if the Board of Directors or the Compensation Committee thereof (or its duly appointed agent) determines in its sole discretion that such action is in the best interests of the Company.

      14. No Shareholder Rights. Neither the Employee nor his legal representative shall be or have any of the rights or privileges of a shareholder of the Company in respect to any of the shares issuable upon the exercise of this option unless and until certificates representing such shares shall have been issued and delivered to the Employee.

      15. No Employment Obligation. Neither the granting of this option, the exercise of any part hereof, nor any provision of this Agreement shall constitute or be evidence of any understanding, express or implied, on the part of the Company to employ the Employee for any specified period.

      16. Non-Transferability. This option shall, by its terms, be nontransferable by the Employee other than by will or the laws of descent and distribution. During the Employee's lifetime, the option shall be exercisable only by the Employee or by the Employee's duly appointed guardian or personal representative.

      17. Construction. The Committee shall have authority to make reasonable constructions of this option and to correct any defect or supply any omission or reconcile any inconsistency in this option, and to prescribe reasonable rules and regulations relating to the administration of this option and other similar options granted under the Plan.

      18. Notices. Any notice relating to this Agreement shall be in writing and delivered in person or by registered mail to the Company at the Company's principal office, 13403 Northwest Freeway, Houston, Texas 77040-6094, or to such other address as may be hereafter specified by the Company, to the attention of its Treasurer. All notices to the Employee or other person or persons then entitled to exercise the option shall be delivered to the Employee or such other person or persons at the Employee's address specified on the signature page of this Agreement.

      19. Confidentiality. The Employee agrees that, as partial consideration for the granting of this option, the Employee will keep confidential all information and knowledge which the Employee has relating to the manner and amount of the Employee's participation in the Plan; provided, however, that such information may be given in confidence to the Employee's spouse or to a financial institution to the extent that such information is necessary in order to secure a loan.

      20. Effect of Payment. Any payment or any issuance or transfer of shares of the Common Stock to the Employee or the Employee's legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such person hereunder. The Committee may require the Employee, legal representative, heir, legatee or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

      21. Incentive Stock Option. This option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code, and shall be so construed; provided, however, that nothing in this Agreement shall be interpreted as a representation, guarantee, or other understanding on the part of the Company that this option is or will be determined to be an "incentive stock option" within the meaning of that or any other section of the Code.

      22. Miscellaneous. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under any applicable laws, the legality, validity, and enforceability of the remaining provisions of this Agreement shall not be affected thereby, and in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and no provision hereof may be amended, modified or waived except by a written agreement signed by the parties. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the conflicts of laws principles thereof, to the maximum extent practicable calls for performance and shall be performable at the offices of the Company in Houston, Harris County, Texas and venue for any dispute arising hereunder shall lie exclusively in the state and/or federal courts of Harris County, Texas and the Southern District of Texas, Houston Division, respectively.

      23. EXPIRATION OF AGREEMENT. IF THIS AGREEMENT IS NOT SIGNED AND RETURNED TO OUR OFFICES WITHIN 30 DAYS OF THE DATE OF EMPLOYEE'S RECEIPT OF THIS AGREEMENT, THIS AGREEMENT AND THE OPTION PROVIDED FOR HEREIN IS NULL AND VOID.

                          2001 FLEXIBLE INCENTIVE PLAN
                                 TERMS OF OPTION


1.    Date of Grant:
                                               --------------------------
2.    Date of Expiration:
                                               --------------------------
3.    Number of shares subject to option:
                                               --------------------------
4.    Per share purchase price of option:
                                               --------------------------
5.    Vesting schedule of option:



---------------------------------------------------------------------------------------------------------------------------
                                                   Cumulative Portion of Shares       Cumulative Number of Shares Subject
                                               Subject to Option that is Vested On      to Option that is Vested On and
                                                  and After Such Anniversary and       After Such Anniversary and Before
        Anniversary of Date of Grant                 Before Next Anniversary                   Next Anniversary
---------------------------------------------------------------------------------------------------------------------------
                    First                                      20%                                    20%
---------------------------------------------------------------------------------------------------------------------------
                   Second                                      40%                                    40%
---------------------------------------------------------------------------------------------------------------------------
                    Third                                      60%                                    60%
---------------------------------------------------------------------------------------------------------------------------
                   Fourth                                      80%                                    80%
---------------------------------------------------------------------------------------------------------------------------
                    Fifth                                      100%                                  100%
---------------------------------------------------------------------------------------------------------------------------


         IN WITNESS WHEREOF, the parties have duly executed this Agreement effective as of the Date of Grant set forth above.


COMPANY:                                   EMPLOYEE:

HCC INSURANCE HOLDINGS, INC.,
a Delaware corporation
                                           -------------------------------------
                                           Printed Name
By:
   -------------------------------
Name:                                      -------------------------------------
     -----------------------------         Street Address (No P.O. Box please)
Title:
      ----------------------------
                                           -------------------------------------
                                           City, State and Zip Code



              [SIGNATURE PAGE TO INCENTIVE STOCK OPTION AGREEMENT]